EXHIBIT 99.1

CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

        Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Rand Capital Corporation, a New York corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended June 30, 2002 as filed with the Securities and Exchange Commission (the "Form 10-Q") that:

(1)	The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 8, 2002	/s/ Allen F. Grum Allen F. Grum, President (Chief Executive Officer)
Dated: August 8, 2002	/s/ Daniel P. Penberthy Daniel P. Penberthy, Treasurer (Chief Financial Officer)